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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 4, 2004


                     Volume Services America Holdings, Inc.
             (Exact name of registrant as specified in its charter)


            Delaware                       001-31904             13-3870167
(State or other jurisdiction of          (Commission           (IRS Employer )
         incorporation)                  File Number)         Identification No.


        201 East Broad Street
           Spartanburg, SC                                        29306
(Address of principal executive offices)                        (Zip Code)


        Registrant's telephone number, including area code (864) 598-8600

          (Former name or former address, if changed since last report)
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Form 8-K, Current Report

Item 12. Results of Operations and Financial Condition.
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     On May 3, 2004, Volume Services America Holdings, Inc., operating its businesses under the trade name Centerplate, issued a press release announcing its quarterly earnings for the quarter ended March 30, 2004. A copy of the press release relating to such announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 12, 2004                       Volume Services America Holdings, Inc.


                                          By:/s/ Kenneth R. Frick
                                             -----------------------------------
                                             Name:  Kenneth R. Frick
                                             Title: Executive Vice President
                                                    and CFO